Exhibit 10.25

Stripes LLC

Corpus Christi, TX

Corporate Account Agreement

January 12, 2011

Stripes LLC

TABLE OF CONTENTS

I.	PRODUCTS AND QUALITY ASSURANCE		2
	A.	Quality Product	2
	B.	Proprietary Items	3
	C.	Certain Obsolete Products	4
	D.	Product Recall	4
	E.	Product Verification	4

II.	SERVICE		5
	A.	Delivery	5
	B.	Account Representation	5
	C.	Ancillary Services	5

III.	PRICING		6
	A.	Definitions	6
	B.	Mark Up/Price Change	7
	C.	[***]	8
	D.	Level of Participation	9
	E.	Mark-up Applicable to All Items	9
	F.	Substituted Items	9
	G.	[***]	10
	H.	Price Verification	10
	I.	Delivery Fees and Surcharges; Fuel Surcharges	10

IV.	PAYMENT TERMS		11
	A.	Credit Terms	11
	B.	Rebate	11
	C.	Method of Invoicing and Payment	11

V.	CREDIT PROCEDURES		11
	A.	[***]	11
	B.	Credit Memo	12

VI.	MISCELLANEOUS MATTERS		12
	A.	Confidentiality	12
	B.	Termination/Material Change	12
	C.	Indemnification	13

ii

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Stripes LLC

D.	Insurance	14
E.	Non-Conforming Products and Offsetting	15
F.	Clear Title	15
G.	Ethics	15
H.	Notices	15
I.	Choice of Law	16
J.	Unenforceability of Provisions	16
K.	Entire Agreement	16

Exhibits:

A—Fuel Surcharge/Credit Index

B—List of Products/Volumes of Monthly Purchases

C—Labatt Certificate of Insurance

D—Order/Delivery Matrix

iii

Stripes LLC

Corporate Account Agreement

Labatt Food Service LLC, a Texas limited liability company (“Labatt” or “Labatt Food Service”), and Stripes LLC, a Texas limited liability company (“Stripes”), for valuable consideration the receipt and sufficiency of which are hereby acknowledged, agree as follows:

Labatt Food Service agrees to sell Products (as defined in “PRICING – Level of Participation,” herein) to Stripes at the respective prices and on the terms and conditions set forth in this Agreement, and Stripes agrees to purchase and pay for such Products in accordance with the provisions of this Agreement.

This Agreement shall commence on January 12, 2011, provided that the pricing provisions set forth herein shall apply retroactively to September 1, 2010, and this Agreement shall continue until December 31, 2013, and shall automatically renew, on a year-to-year basis thereafter, for two additional, successive one-year renewal terms, unless either party gives written notice of termination to the other at least 120 days prior to the expiration of the primary term or any such renewal term (or shall earlier terminate in accordance with the provisions of Article VI, hereof).

For the avoidance of doubt, both parties’ obligations under this Agreement shall remain in effect during the 120-day period between the giving of any such notice and termination. Any obligations of a party to this Agreement arising or accruing prior to the termination of this Agreement shall survive the termination of this Agreement.

I. PRODUCTS AND QUALITY ASSURANCE

A.	Quality Product

Labatt Food Service is committed to nationally-known brand merchandise, which will provide Stripes with verifiable consistency in the quality of Products purchased. Labatt will deliver only those Products specified or approved by Stripes, as provided in “PRICING – Level of Participation” herein.

Labatt hereby represents, warrants and covenants, as to any Products prepared, altered, manufactured or packaged by Labatt or its affiliates and sold to Stripes in accordance with this Agreement (but not as to any Products that are only distributed by Labatt), that:

(i) on the date of delivery, the Products will be in good and merchantable condition and fit for use for the purposes intended and in compliance with the requirements of the Food and Drug Administration’s Good Manufacturing Practices, and any applicable federal, state and local laws including those that govern the manufacture, composition, adulteration, packaging, labeling, sale and security of foods or foodstuffs. This includes compliance with the (a) Federal Food, Drug and Cosmetic Act, as amended, including the Food Additives Amendment of 1958 and the Nutrition Labeling and Education Act of 1990 (the “FDA Act”); (b) Federal Fair Packaging and Labeling Act; (c) Federal Insecticide, Fungicide, and Rodenticide Act; (d) Federal Hazardous Substances Act; (e) Public Health Security and Bioterrorism Preparedness and Response Act of 2002; (f) the Consumer Products Act, as amended and (g) any regulations promulgated pursuant to the foregoing Acts.

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(ii) no ingredients will be used in the production of such Products that have been subjected to irradiation processes;

(iii) the Products will not contain ingredients wholly or partially composed of materials produced by genetic modification or recombinant DNA technology or containing materials derived from ingredients thus produced; and

(iv) Labatt (and/or such affiliates) have, and will have at all times relevant hereto, equipment and production capacity necessary to produce the Products in accordance with agreed to Product forecasts and accepted purchase orders.

B.	Proprietary Items

Labatt will warehouse and supply the various items requested by Stripes if there is a projected inventory turn of [***] times per year (an average inventory of [***] weeks). Labatt recommends that proprietary Products be tested against Labatt stocked items/vendors with the goal of reducing the account’s cost. Items not meeting turn criteria set forth by Labatt and, therefore, not carried for Stripes shall not be counted in determining whether the [***]compliance threshold set forth below in Article III is met or satisfied (if Stripes should choose to source those items by other means).

In the event of the termination of this Agreement, all proprietary Products will be picked up at Labatt’s distribution center or delivered to a location designated by Stripes within 30 days after the effective termination date of this Agreement. Proprietary Products picked up from Labatt will be invoiced at Labatt’s then current Cost (as defined herein). Proprietary Products that are delivered to a designated location will be invoiced at Labatt’s current Cost plus actual freight for delivery to such location. Payment is due on delivery. Any such Products will be

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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inventoried and reviewed, promptly and in advance, by Stripes and/or any designated third party and upon delivery be subject to usual and customary review and acceptance for product quality, quantity, and customary product code-dating (60 days or more), except in cases of refrigerated fresh eggs, produce, meat Products and certain other Products that customarily have less than 60-day code-dating.

Labatt understands and agrees that any marks, trademarks, design or trade dress (collectively, “Marks”) specific to any private label or proprietary Products developed by or exclusively for Stripes and produced, manufactured and/or distributed by Labatt shall remain the sole and exclusive property of Stripes. Labatt understands and acknowledges that its manufacture, delivery and/or supply of any such Products shall not be deemed to assign, convey or grant Labatt any license or other interest in any Mark(s) (other than the right to manufacture and package Products bearing the Mark(s), in accordance with the terms of a purchase order or requisition request specifying Product design and quantity).

C.	Certain Obsolete Products

In the event that Products purchased specifically for Stripes become obsolete (i.e., a Product not shipped for three (3) months after receipt by Labatt at its distribution center), then Stripes will purchase all of such Products and will advise Labatt of any special disposition.

D.	Product Recall

In the event Labatt receives notice from any manufacturer of any recall, or it is otherwise necessary to recall from the Stripes stores any quantity of the Products sold by Labatt hereunder to comply with any order or directive of any governmental authority or for any reason relating to product quality and/or safety, Labatt agrees to use its reasonable commercial efforts to (i) fully assist Stripes in any measures or procedures necessary to comply with any such order or directive or (ii) otherwise remove the recalled product from the Stripes stores and prevent further deliveries of such Products to Stripes stores, (iii) coordinate the backhaul of such product to the manufacturer, and (iv) assist Stripes in obtaining manufacturer credit for such Products and minimize any associated public health risk.

E.	Product Verification

Stripes shall have the right, upon reasonable advance notice and at reasonable times during normal business operations, to (i) inspect Labatt’s facilities and/or warehouses used to store or prepare Products purchased hereunder to ensure compliance with paragraph A, above, and (ii) to periodically verify the preparation or manufacture of any Products prepared by Labatt or its affiliates, including those made in accordance with specifications provided by Stripes, for grade, quality and/or composition.

Stripes LLC

II. SERVICE

A.	Delivery

Labatt will provide delivery [***] per week to Stripes stores unless otherwise specified. Designated delivery days and time windows will be agreed upon based on the needs of Stripes. Deliveries will be made in accordance with the ‘Order/Delivery Date’ matrix set forth on Exhibit D. Deliveries on days other than those assigned will be routed as close to the usual time window as reasonably practicable.

B.	Account Representation

The Stripes account will have one (1) primary point of contact as mutually agreed upon by Stripes and Labatt from time to time. Visitation will be on an “as needed” basis. Labatt will provide Stripes with a customized, preprinted form which will include pack size, description, label, unit price, and item code number via web portal. This form can be used for inventory as well as an order form for orders submitted other than via Labatt’s web portal. Orders can be submitted on any business day until [***] for [***] day delivery. A [***] order cutoff time exists for specific routes which are mutually agreed upon by Stripes and Labatt. Orders shipped from Labatt’s Lubbock facility must be placed [***]-day by[***]. An order guide will be posted on Labatt’s web portal, which guide will contain substantially the same information as the customized, preprinted order form. Orders can be placed (i) via web portal (preferred), (ii) via phone to the Labatt Customer Service desk, or (iii) with the Labatt sales representative who has been designated to serve the region in which the particular Stripes store is located.

C.	Ancillary Services

Labatt agrees to continue to make available the following ancillary services/ benefits at no additional charge during the term of this Agreement, in manner and scope consistent with past practices:

(i).	[***].

(ii).	[***].

(iii).	[***].

(iv).	[***].

(v).	[***].

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Stripes LLC

(vi).	[***].

(vii).	[***].

III. PRICING

A.	Definitions

“Cost” means:

(i)	List Price; plus

(ii)	Freight costs incurred by Labatt in connection with the shipping or backhaul of the Product to Labatt in San Antonio, Texas; less

(iii)	[***]; less

(iv)	[***];

provided, however, that the List Price of Produce for each week will be adjusted for packaging and concealed damage and, provided, further, that the amount of any [***]shall not be deducted in calculating Cost.

“Effective Discount” is defined in “C. [***],” below.

“List Price” means the list price of the Product from the manufacturer, as reflected on the manufacturer’s invoice to Labatt (before giving effect to any freight, or other costs, or discounts or allowances).

“Manufacturer Rebate” means any rebate of funds directly from a Product manufacturer to Stripes, on account of Products purchased from such manufacturer.

“Mark-up” means the difference between a Product’s Cost and Labatt’s sales price to Stripes, [***].

“Produce” means all fresh fruit and vegetable Products.

“Selected SKUs” means the Products listed below, together with their successor Products, as mutually agreed by the parties, from time to time.

Labatt #	Label	Description	Pack	Size
[***]	[***]	[***]	[***]	[***]

[***].

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Stripes LLC

“Standard Products” means all Products, excluding[***].

B.	Mark Up/Price Change

The sales price to Stripes of each Product to be purchased by Stripes hereunder shall be established using a Mark-up of:

(i)	[***] over Cost for the Selected SKUs and all Standard Products; and

(ii)	[***] over Cost for all Produce.

Labatt agrees to supply Stripes with all of the foodservice and related Products listed below using the Mark-up [***] and price change schedule for the applicable Product categories as follows:

Category	Price Change	Mark-up [***]
Groceries	[***]	[***]
Refrigerated	[***]	[***]
Dairy	[***]	[***]

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Stripes LLC

Category	Price Change	Mark-up [***]
Meat, Seafood, Poultry	[***]	[***]
Produce	[***]	[***]
Paper	[***]	[***]
Chemicals	[***]	[***]
In and Out-Acemart, Smallwares	[***]	[***]
In and Out	[***]	[***]
Proprietary (presently being used)	[***]	[***]

Example of the pricing calculation with Markup that determines the applicable sales price:

[***].

Additionally, by way of example, [***].

C.	[***].

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Stripes LLC

D.	Level of Participation

Set forth as Exhibit B hereto is a list of Products currently being sold by Labatt to the Stripes stores and the monthly volume, by Product, of such purchases. Such list may be modified from time to time by mutual agreement of the parties. The term “Products” herein means the Products shown on Exhibit B, including any successors to such Products and any other Products as may be agreed upon from time to time. The pricing from Labatt provided for herein is based on Stripes continuing to purchase at least [***]% of such [***] volumes (in the aggregate) of the Products for all Stripes stores that provide food service and to which Labatt is capable of (and does not object to) delivering. Stripes’ failure to purchase at least [***] of such [***] volumes (in the aggregate) of the Products, during any period of [***] or more [***] during the term of this Agreement, shall constitute a default by Stripes of this Agreement.

E.	Mark-up Applicable to All Items

All Products purchased by Stripes, regardless of being listed on Exhibit B or not, will be sold to Stripes at the agreed-upon Mark-up as provided herein.

F.	Substituted Items

It is understood that all substituted items will be sold to Stripes at the applicable Mark-up shown above. Mark-up is based upon the applicable Product category and will be pre-approved by Stripes before shipping.

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Stripes LLC

G.	[***]

H.	Price Verification

Stripes shall have the right, after advance written request and at reasonable times during normal business hours, to price-verification audit privileges on all Products purchased from Labatt. Price verification of Products is subject to a limit on the number of Products chosen for auditing to [***] of Products purchased from Labatt during any one [***] period. Any significant discrepancies in the initial [***]) of Products selected for price verification will permit Stripes to pursue price verification of an additional [***]of Products. An advance 7-day written notification by Stripes to Labatt is required for an onsite audit. The period for which prices may be verified may not exceed the immediately preceding [***]-month period.

I.	Delivery Fees and Surcharges; Fuel Surcharges

It is agreed that during any period in which the price of diesel fuel exceeds [***] per gallon, Labatt will be entitled to charge, and Stripes agrees to pay, a fuel surcharge for each delivery to a store. Similarly, during any period in which the price of diesel fuel is lower than [***] per gallon, Stripes shall be entitled to a corresponding fuel credit for each delivery to a store. Such fuel surcharge or credit shall be determined on the basis of the United States Energy Information Administration Weekly Retail On-Highway Diesel Prices[***], in accordance with the fuel surcharge/credit index attached as Exhibit A. Except as set forth on Exhibit A, there are no additional fees or surcharges applicable to deliveries made or services provided under this Agreement.

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Stripes LLC

IV. PAYMENT TERMS

A.	Credit Terms

Stripes shall pay all invoices on credit terms of [***].

B.	Rebate

A monthly rebate equal to [***]of purchases made during a month will be paid to Stripes so long as the [***]terms on all such purchases for such month have been met and payments have been made electronically.

C.	Method of Invoicing and Payment

Statements are issued via electronic data interchange on a weekly basis, for the previous week’s purchases. Electronically transferred funds are required to qualify for the rebates provided herein. An EFT transfer for the payment of any rebate by Labatt will be issued by the [***] of the month following that in which the rebate accrued.

V. CREDIT PROCEDURES

A.	[***].

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Stripes LLC

B.	Credit Memo

A credit memo will be issued for pick-ups and pricing errors. Pick-ups will originate through Labatt’s representative identified above. A pick-up slip must be issued and placed on the driver’s manifest before merchandise can be picked up by Labatt.

VI. MISCELLANEOUS MATTERS

A.	Confidentiality

Each party shall maintain in strict confidence all information communicated to that party by the other or any affiliate of the other, will use it only for purposes of this Agreement, and will not disclose it, or any of the provisions of this Agreement, without the prior written consent of the other party, except (i) to its employees with a need to know, (ii) to certain of its representatives for legal, accounting or financing purposes, or (iii) by reason of regulatory requirements beyond the reasonable control of the recipient party. Each party shall be responsible for ensuring its affiliates’ and representatives’ compliance with the provisions of this paragraph. This paragraph will survive any expiration or termination of this Agreement for a period of [***] years. Neither party shall issue or make, or cause or permit to be issued or made, any media release or public announcement concerning this Agreement or the transactions contemplated by this Agreement without the prior approval of the other party, except by reason of legal, accounting or regulatory requirements beyond the reasonable control of that party. It is understood that all information on pricing or Cost provided by either Labatt or Stripes to the other will be handled as confidential information by both parties and shall not be disclosed to others unless mutually agreed to in advance.

B.	Termination/Material Change

A party may send a notice to the other party requesting renegotiation of this Agreement if a significant change in circumstances occurs that affects Product or delivery cost with respect to the Products to be provided under this Agreement or that affects the overall economics of that party’s business (any such event, a “Material Change”). Examples of a Material Change would include: (a) a change in the store count, whether by increase or decrease, of [***] stores or more, (b) a change in total Products purchased as a result of changes in applicable law, (d) a change in merchandising philosophy that results in total sales or volume changes, whether by increase or decrease, of [***] or more in one or more key categories or (e) actual purchase volumes that are materially (i.e., at least [***]) different, whether by increase or decrease, than those provided by Stripes to Labatt and used by Labatt in determining the Product pricing set forth in this Agreement.

Either party may immediately terminate this Agreement or suspend its performance under this Agreement (other than the payment of any amount that has accrued and become then payable hereunder) at that party’s sole discretion (a) immediately and without notice in the event of (1) the institution of insolvency, bankruptcy or similar proceedings by or against the other party; (2) any assignment or attempted assignment for the benefit of creditors by the other party; (3) any appointment, or application for that appointment, of a receiver for the other party; (4) the other party becoming insolvent or unable to pay its debts as they come due; (5) an involuntary lien respecting an obligation in excess of $5,000,000 being filed or levied against, or foreclosure or seizure of materially all or a significant portion of, the other party’s assets, including inventory, by a creditor, lienholder, lessor, governmental authority or other person, which has not been removed within 60 days; (6) the other party’s material breach of this Agreement, which remains uncured after the provision of thirty (30) day’s notice thereof or (7) the other party’s material falsification of any records or reports

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Stripes LLC

required hereunder; (b) upon 90 days’ prior written notice by Stripes to Labatt if (1) Stripes enters into an agreement providing for, or experiences, a Change in Control, (2) Stripes enters into an agreement providing for, or consummates, a disposition to an unrelated third party of all or substantially all of its assets or (3) Stripes enters into an agreement providing for, or consummates, in one or more related transactions with one or more unrelated third parties, an acquisition or disposition the net effect of which is to increase or decrease Stripes’ store count by more than [***] stores; and (c) upon 90 days’ prior written notice in the event of (1) a material adverse change in the other party’s financial condition or results of operations or (2) a Material Change. The term “Change in Control” means the acquisition, directly or indirectly, by one or more unrelated parties, in one or more related transactions, of more than 50% of the outstanding beneficial ownership interests of Stripes

C.	Indemnification

LABATT AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS STRIPES AND ITS RESPECTIVE OFFICERS, DIRECTORS, AFFILIATES, EMPLOYEES AND AGENTS (REFERRED TO COLLECTIVELY AS THE “INDEMNIFIED PARTIES”), AND EACH OF THEM FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, SUITS, ACTIONS, LIABILITIES, AND/OR ACTIONS ASSERTED BY ANY PERSON, INDIVIDUALLY OR THROUGH ANY REPRESENTATIVE, INCLUDING ALL COSTS, REASONABLE ATTORNEY’S FEES, SETTLEMENT FUNDS, DAMAGES OR EXPENSES (‘LIABILITIES”) RESULTING OR ARISING FROM (1) ANY ALLEGATION OR FINDING OF A VIOLATION OF ANY PATENT, TRADEMARK, COPYRIGHT, OR CONTRACTUAL OR OTHER RIGHTS OF ANY THIRD PARTY ARISING FROM THE PURCHASE, USE, OR SALE BY STRIPES OF ANY PRODUCTS MANUFACTURED, PREPARED OR PACKAGED BY LABATT (UNLESS SUCH PACKAGING, OR PACKAGE DESIGN OR CONTENT, HAS BEEN SUPPLIED BY STRIPES OR ITS AGENT OR REPRESENTATIVE, OR UNLESS THE CONTRACT WAS ALLEGEDLY BREACHED BY AN INDEMNIFIED PARTY AND/OR A THIRD PARTY); (2) ANY BREACH BY LABATT OR ITS AFFILIATES OF ANY REPRESENTATION, WARRANTY, COVENANT OR CERTIFICATION TO STRIPES UNDER THIS OR ANY ANCILLARY AGREEMENT BETWEEN STRIPES AND LABATT; (3) ANY FAILURE BY LABATT (OR ITS AFFILIATES) TO COMPLY WITH ANY APPLICABLE LAW, RULE OR REGULATION; (4) ANY CONSUMER OR GOVERNMENTAL COMPLAINT, CLAIM, INVESTIGATION OR PROCEEDING ALLEGING ANY DEFECT IN—OR ANY DAMAGES, DEATH, ILLNESS, OR INJURY RESULTING FROM THE PURCHASE, USE OR CONSUMPTION OF—ANY PRODUCT, COMPONENT OR INGREDIENT MANUFACTURED, PREPARED OR PACKAGED BY LABATT OR ITS AFFILIATES (EXCEPT TO THE EXTENT

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Stripes LLC

ARISING OR RESULTING FROM THE MANUFACTURE, PREPARATION OR PACKAGING OF SUCH PRODUCT, COMPONENT OR INGREDIENT IN STRICT ACCORDANCE WITH SPECIFICATIONS PROVIDED BY STRIPES OR ITS AGENT OR REPRESENTATIVE); AND (5) ANY SERVICES PROVIDED BY, OR ACTIONS OR OMISSIONS OF, LABATT OR ITS CONTRACTORS OR AGENTS IN THE COURSE OF DELIVERING ANY PRODUCTS, IN EACH CASE UPON PREMISES OWNED LEASED OR OPERATED BY STRIPES OR ITS AFFILIATES, REGARDLESS IF SUCH CLAIM BE BROUGHT BY LABATT’S EMPLOYEES, CONTRACTORS, AGENTS OR THIRD PARTIES, [***]The term “Third Parties” means any one or more party or parties other than the Indemnified Parties and Labatt and its employees, agents, contractors and representatives. None of the Indemnified Parties may settle any indemnifiable claim without the consent of Labatt, which consent shall not be unreasonably withheld or delayed.

D.	Insurance

Labatt agrees that during the term of this Agreement it will maintain in force and effect insurance with the coverages and limits set forth in the Certificate of Insurance attached hereto as Exhibit C, with broad-form endorsements (i) reflecting waiver of subrogation and (ii) naming the certificate holder (reflected on the attached certificate) as additional insured, for the full amount of the then-applicable policy limits; provided, however, that Labatt is a non-subscriber to the Texas Workers Compensation Act and, instead provides the Labatt Back to Work Plan, a qualified ERISA plan fully backed by excess indemnity insurance coverage; and provided, further, that Labatt shall not be required to carry Excess/Umbrella Liability insurance with policy limits in excess of $[***].

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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E.	Non-Conforming Products and Offsetting

In the event any Products sold to Stripes are damaged, defective or non-conforming, Stripes may return such goods to Labatt for full credit of the purchase price, except to the extent such any such damage, defectiveness or non-comformity are caused by Stripes after delivery. Such refund may be in the form of an offset or credit against other payments owed by Stripes to Labatt. If, at any time, Labatt has a debit balance with Stripes, the amount owed Stripes may be deducted from future remittances at Stripes’ option and any such deduction shall be deemed to be payment by Stripes for all purposes including, without limitation, entitlement to cash discounts.

F.	Clear Title

Labatt shall transfer good and marketable title to the Products to Stripes free and clear of all liens, claims, encumbrances, and/or charges.

G.	Ethics

The offer or acceptance of gifts, entertainment, or other special favors to or from any Stripes personnel, is not permissible. Courtesies of nominal value, appropriate Product samples and social invitations readily deemed to be customary and proper under the circumstances are acceptable, provided they imply no business obligation whatsoever nor involve significant or out of the ordinary expenses.

H.	Notices

All notices and other communications hereunder shall be given in writing and shall be deemed to have been duly given and effective (i) upon receipt if delivered in person, (ii) two (2) days after deposit, prepaid with a nationally recognized overnight delivery service, or (iii) five (5) days after deposit in United States mail (certified, postage prepaid, return receipt requested) to the addresses set forth below:

If to Stripes:

General Counsel

Susser Holdings Corporation

4525 Ayers Street

Corpus Christi, TX 78415

Stripes LLC

If to Labatt:

Labatt Food Service LLC

4500 Industry Park Drive

San Antonio, TX 78218

Attention: President

I.	Choice of Law

The laws of the state of Texas, without reference to its choice of law rules, shall govern the validity of this Agreement and the construction of the terms hereunder, and the interpretation of the rights and duties of the parties hereto.

J.	Unenforceability of Provisions

If any provision of this Agreement, or any portion thereof, is held to be invalid and unenforceable, then the remainder thereof shall nevertheless remain in full force and effect. This Agreement will not be construed more or less favorably between the parties by reason of authorship or origin of language.

K.	Entire Agreement

Stripes and Labatt (and/or their respective predecessors) heretofore entered into that certain Confidentiality Agreement dated as of March 22, 2010, a Hold Harmless Agreement dated June 30, 2008 and a Corporate Account Agreement dated as of May 22, 2007 as reinstated and amended by the Reinstatement and Amendment dated May 25, 2010. It is the express understanding of the parties that those agreements are hereby terminated (provided that any indemnification obligations under those agreements relating to liabilities or claims occurring or arising prior to the date of this Agreement and any confidentiality obligations under those agreements relating to confidential information of either party disclosed to the other party prior to the date of this Agreement shall survive such termination). Subject to the foregoing, this Agreement represents the entire agreement between the parties with respect to the subject matter set forth herein.

[Signature page follows]

Stripes LLC

Accepted For:

Stripes LLC

By:	/s/ Sam L. Susser

Title:	Chairman

Date:	1/12/2011

Accepted For:

Labatt Food Service LLC

By:	/s/ Blair Labatt

Title:	President

Date:	1/12/2011

Stripes LLC

EXHIBIT A

FUEL SURCHARGE/CREDIT INDEX PROGRAM

Since the cost of fuel is an important variable cost for Labatt, it is agreed that a fuel surcharge program will be implemented in the event reported diesel prices remain above an average level of $[***] per gallon in the prior month. Correspondingly, a fuel credit will be implemented in the event reported diesel prices remain below an average level of $[***] per gallon in the prior month. The procedures to determine the fuel surcharge/fuel credit are as follows:

1)	The Weekly Retail On-Highway price [***] as reported on the Department of Energy’s (DOE) Energy Information Website (EIA) will be used to determine the price per gallon of fuel. The EIA website address is http//:www.eia.doe.gov.

2)	The fuel surcharge/fuel credit amounts applicable to deliveries are as set forth in the table below. The surcharge amount or fuel credit amount, as the case may be, will be adjusted on a monthly basis based on the average fuel price over the four most recent weeks in the prior month. The new surcharge amount or fuel credit amount, as the case may be, will take effect on the first Monday of each month.

3)	Adjustment Schedule

Diesel Price Per Gallon	Surcharge [***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Stripes LLC

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

4)	The fuel surcharge or fuel credit, as the case may be, will be billed as a separate line item at the bottom of the store’s invoice.

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Stripes LLC

EXHIBIT B

LIST OF PRODUCTS/VOLUMES OF MONTHLY PURCHASES

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Stripes LLC

EXHIBIT C

LABATT CERTIFICATE OF INSURANCE

(ATTACHED)

[***]

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Stripes LLC

EXHIBIT D

ORDER/DELIVERY MATRIX

Store #	ORDER DAY	DELIVERY DAY
[***]	[***]	[***]

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.